Whiting Petroleum Emergence Presentation September 2020 Exhibit 99.3

This presentation contains statements that Whiting believes to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than historical facts, including, without limitation, statements regarding our future financial position, business strategy, projected revenues, earnings, costs, capital expenditures and debt levels, and plans and objectives of management for future operations, are forward-looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, such statements. These risks and uncertainties include, but are not limited to: the effects of Whiting's voluntary cases under Chapter 11 of the United States Bankruptcy Code (the "Chapter 11 Cases") on Whiting’s liquidity or results of operations or business prospects; the effects of the Chapter 11 Cases on Whiting’s business and the interests of various constituents; declines in, or extended periods of low, oil, NGL or natural gas prices; Whiting’s level of success in exploration, development and production activities; the ability to generate sufficient cash flows from operations to meet the internally funded portion of Whiting’s capital expenditures budget; the ability to obtain external capital to finance exploration and development operations; Whiting’s inability to access oil and gas markets due to market conditions or operational impediments, including any court rulings which may result in the inability to transport oil on the Dakota Access Pipeline; the impact of negative shifts in investor sentiment towards the oil and gas industry; impacts resulting from the allocation of resources among Whiting’s strategic opportunities; the geographic concentration of Whiting’s operations; impacts to financial statements as a result of impairment write-downs and other cash and noncash charges; federal and state initiatives relating to the regulation of hydraulic fracturing and air emissions; revisions to reserve estimates as a result of changes in commodity prices, regulation and other factors; inaccuracies of Whiting’s reserve estimates or assumptions underlying them; the timing of exploration and development expenditures; risks relating to decreases in Whiting’s credit rating; market availability of, and risks associated with, transport of oil and gas; the ability to successfully complete asset dispositions and the risks related thereto; the ability to drill producing wells on undeveloped acreage prior to its lease expiration; shortages of or delays in obtaining qualified personnel or equipment, including drilling rigs and completion services; weakened differentials impacting the price Whiting receives for oil and natural gas; risks relating to any unforeseen liabilities; the impacts of hedging on Whiting’s results of operations; adverse weather conditions that may negatively impact development or production activities; uninsured or underinsured losses resulting from Whiting’s oil and gas operations; lack of control over non-operated properties; failure of Whiting’s properties to yield oil or gas in commercially viable quantities; the impact and costs of compliance with laws and regulations governing Whiting’s oil and gas operations; the potential impact of changes in laws that could have a negative effect on the oil and gas industry; impacts of local regulations, climate change issues, negative public perception of Whiting’s industry and corporate governance standards; the ability to replace Whiting’s oil and natural gas reserves; negative impacts from litigation and legal proceedings; risks related to Whiting’s level of indebtedness, ability to comply with debt covenants and periodic redeterminations of the borrowing base under Whiting’s credit agreement and Whiting’s ability to generate sufficient cash flow from operations to service its indebtedness; unforeseen underperformance of or liabilities associated with acquired properties or other strategic partnerships or investments; competition in the oil and gas industry; any loss of Whiting’s senior management or technical personnel; cybersecurity attacks or failures of Whiting’s telecommunication and other information technology infrastructure; and other risks described under the caption “Risk Factors” in Item 1A of Whiting’s Annual Report on Form 10-K for the period ended December 31, 2019 and subsequent reports on Form 10-Q. Whiting assumes no obligation, and disclaims any duty, to update the forward-looking statements in this presentation. Forward-Looking Statements

The “New” Whiting Petroleum MONTANA NORTH DAKOTA Logan Weld COLORADO WYOMING NEBRASKA DJ Basin Weld 490k net acres 89 Mboepd(1) 57 DUC locations(2) 74k net acres 9 Mboepd(1) Corporate HQ Denver Williston Basin North Dakota / Montana Focus on Shareholder Value Creation Morgan The “New” Whiting Petroleum framework for a leading us SHALE UPSTREAM independent After successfully emerging from its financial restructuring, taking proactive steps to refresh its leadership and laying the groundwork to capitalize on the strengths of its portfolio, Whiting Petroleum is positioned to become a leading independent upstream operator in the broader Rockies Refreshed Leadership Commitment to Safety and Sustainability Focus on Free Cash Flow Generation De-leveraged, Flexible Capital Structure Advantaged In-Basin Scale Predictable Asset Profile Daily production as of 2Q’20. DUC locations as of 6/30/20 reflect 12 drill-out wells that are drilled and completed, but not placed on production.

The Right Strategy to Create Shareholder Value Where Have Us SHALE Upstream Independents Gone Wrong? How Is The “New” Whiting Petroleum Differentiated? Business models dependent on outspending cash flow and continued access to capital markets Focus and commitment to reducing cost structure, optimizing free cash flow and maintaining disciplined capital outlay Poor capital allocation decisions focused on “growth for the sake of growth” Returns-based business model supported by a de-levered capital structure, with a goal to further de-lever Underperforming well results impacted by “parent-child” interference Well understood and predictable asset base sustained by a robust hedging program Focus on well-level, and not entity-level, returns and cash flows Plans to implement shareholder value-oriented metrics to drive financial (including leverage), operational and strategic initiatives High costs of capital driven by lack of scale Advancement of efficiencies with significant in-basin scale and an opportunistic approach to value-enhancing strategic alternatives Elevated G&A levels relative to cash flow generation, particularly in times of little-to-no development Strong focus on achieving best-in-class G&A per unit of production that aligns with the broader upstream sector outlook Management incentives and governance practices misaligned with shareholders’ best interests Executive management compensation reset and an independent, refreshed Board of Directors aligned with Whiting stakeholders

Key Management: Unique Track Record with the Portfolio Represents total shareholder return of Kodiak Oil & Gas from IPO in October 2009 until date of sale announcement on 7/13/14. Net wells completed based on year prior to sale. The new senior management team additions are uniquely positioned to manage the Whiting portfolio due to executive leadership roles with Kodiak Oil & Gas (“Kodiak”), a pure-play Williston operator, acquired by Whiting for approximately $6 billion in 2014 Previously, Mr. Peterson and Mr. Henderson served as the Co-Founder, Chairman & CEO and CFO, respectively, of Kodiak until the closing of the acquisition in December 2014 While in leadership positions at Kodiak, total shareholder returns of >500%(1) were achieved while operating a multi-rig program across the Williston Basin that included development programs of ~100 completed net wells per year(2) Most recently while at SRC Energy, this team managed operations across the DJ Basin, providing further insight into the current Whiting portfolio In addition, a collaboration with key existing operating executives provides continuity for a seamless transition upon emergence James Henderson Chief Financial Officer Served as the EVP and CFO of SRC Energy from 2015 until 2020 Prior to Kodiak, served as the Director of Finance for Aspect Holdings and the Director of Accounting Services at Anadarko Lynn Peterson President & Chief Executive Officer Served as CEO and Chairman of the Board for SRC Energy from 2015 until its acquisition by PDC Energy in January 2020 Prior to Kodiak, was the Co-Founder of CP Resources and began career at Deca Energy and Ernst & Young Currently serves on the Board of Directors for PDC Energy and Denbury Resources Chip Rimer Chief Operating Officer Has served as Whiting’s COO since November 2018 Served as the SVP of US Onshore for Noble Energy after joining in 2002 and serving in various operational roles Began career at ARCO Oil & Gas in 1983, working US onshore areas and held senior operations engineering positions at Vastar Resources and Aspect Resources

Fully Refreshed Board: Independent, Qualified and Diverse

      

		Kevin McCarthy	Lynn Peterson	Janet L. Carrig	Daniel Rice	Paul Korus	Anne Taylor	Susan Cunningham
Committee Roles		*Chairman, Nominating & Governance and Compensation Committee*	*CEO, Sustainability Committee*	*Nominating & Governance Chair, Sustainability Committee*	*Audit and Compensation Committee*	*Audit Chair, Nominating & Governance Committee*	*Compensation Chair, Sustainability Committee*	*Sustainability Chair, Audit Committee*
Deep Sector Experience		Vice Chairman, Kayne Anderson Capital Advisors	Former Chief Executive Officer & Chairman, SRC Energy	Former Senior Vice President, Legal, General Counsel, and Corporate Secretary, ConocoPhillips	Founding Partner at Rice Investment Group	Former Senior Vice President and Chief Financial Officer, Cimarex	Former Vice Chairman / Managing Partner, Deloitte	Former Executive Vice President, Environment, Health, Safety & Regulatory & New Frontiers, Noble Energy
		36 years of energy investment banking and principal investing experience at Kayne Anderson, UBS, PaineWebber and Dean Witter	40 years of oil & gas industry and management experience at SRC Energy, Kodiak Energy and CP Resources	37 years of oil & gas industry and legal experience at various corporations and law firms	15 years of oil & gas management and investment experience at Rice Energy (CEO), TPH & Co, and Transocean	33 years of oil & gas industry and financial services experience at Cimarex, Apache and Petrie Parkman	31 years of experience at Deloitte and current public board experience at Southwestern Energy and Group 1 Automotive	37 years of oil & gas experience including management, operations and geology at Noble Energy, Chevron, Equinor and Amoco
Prior Committee Experience	Audit					✓	✓	✓
	Compensation	✓	✓	✓			✓	✓
	Nominating & Governance	✓		✓	✓	✓		✓
	Sustainability			✓	✓			✓

EXPERIENCED NEW BOARD: OTHER BOARD POSITIONS BY SECTOR


25
14
9
4
1

- Upstream
- Non-Energy
- Midstream
- OFS

INDEPENDENT DIRECTOR DIVERSITY


6

- Male
- Female

WHITING

NYSE: WLL 6

Environmental The safety of our employees, contractors and communities is our highest priority Created Workover Rig Taskforce to improve communication, safety and consistency on our locations Use safety performance and company values as a component in vendor selection Commitment to ESG and Safety Measures in Everything We Do Completed entire Board of Directors refreshment consisting of independent, cross-functional and diverse members Reset executive compensation cash salary and bonus targets Sustainability Committee led by independent directors focused on environmental, safety and social responsibility issues and impacts Continued focus on increasing employee and contractor diversity Paid volunteer hours for employees to volunteer at non-profits of their choice Commitment to Whiting values through quarterly awards program for employees living our values Committed to meeting gas capture requirements in North Dakota Implemented vehicle fleet management program, reducing emissions from Whiting vehicles Industry-leading Leak Detection and Repair program that exceeds regulations Safety Four Pillars Of Sustainability Governance Social

Mission to Deliver Capital Efficiency and Sustained Cash Flow Balance sheet resilience across cycles MAINTAIN CONSERVATE DEBT METRICS Returns-based business model Predictability: large Pdp resource in well understood basins CONTINUE TO ENHANCE LIQUIDITY portfolio optimization Sustain and Enhance in-basin scale / efficiencies Commitment to reduce costs to become the low-cost basin operator TRANSITION towards sustainable shareholder returns ROBUST HEDGING PROGRAM improved midstream contract terms in chapter 11 prudent capital discipline with full-cycle return focus

Repositioned as a Dominant Williston Basin Independent

THE WHITING SCALE ADVANTAGE

With one of the largest footprints in the Williston Basin, Whiting's renewed focus on leveraging the benefits of scale to drive portfolio optimization and free cash flow

- ✓ Transformed capital structure relative to peers
- ✓ One of the largest footprints across the Williston Basin with blocky acreage across the play
- ✓ Top 3 largest producer in the Williston Basin among independent operators
- ✓ Larger scale allows for operating flexibility to enhance go-forward margins

WILLISTON BASIN PEER NET LEVERAGE



NET DEBT + PREFERRED EQUITY / LTM EBITDAX
0.7x
2.0x
2.0x
2.2x
2.3x
2.6x
2.6x
2.7x
3.7x
4.7x
Peer A
Peer B
Peer C
Peer D
Peer E
Peer F
Peer G
Peer H
Post-filing(1)
Pre-Filing(2)

WILLISTON BASIN NET ACREAGE (000s)



72
85
95
161
183
275
408
490
534
Peer E
Peer A
Peer F
Peer D
Peer C
Peer B
Peer H
Peer G

WILLISTON BASIN DAILY PRODUCTION (MBOEPD)



19
6
12
24
5
18
28
19
9
43
27
16
47
38
10
89
57
32
89
55
34
103
80
23
194
108
86
Peer E
Peer C
Peer F
Peer H
Peer A
Peer D
Peer B
Peer G
Other Production
Oil Production

Source: Company filings and presentations, Rystad, Enverus, Capital IQ.
Note: LTM EBITDAX and production figures shown as of 6/30/20. Peers shown pro forma for acquisitions and exclude one-time charges. Peers include CLR, HES, MRO, OAS, OVV, QEP, WPX, NOG. Reflects book value of debt for latest filings. NOG reflects 7/31/20 announced acquisitions, stock for note exchanges, and common stock for preferred share exchanges. NOG Net debt shown as current net debt + preferred equity. OAS shown as E&P only.
(1) Reflects WLL post-emergence 9/1/20 net debt of $412mm / LTM EBITDAX. Net debt of $412mm excludes capital lease obligations and letters of credit. Cash balance net of near-term working capital payments.
(2) Reflects WLL pre-petition net debt (3/31/20) of $2.9bn / LTM EBITDAX. Net debt of $2.9bn excludes capital lease obligations and letters of credit.

NYSE: WLL
9

Simplified and De-Levered Capital Structure

Total debt reduction of ~$3 billion with annual interest expense lowered by ~$140mm following Whiting's reorganization

($ in millions)



$3,438
2,182
187
1,070
$425(1)
Pre-Filing
(3/31/2020)
Post-Filing
(9/1/2020)
RBL
Convertible Notes
Senior Notes

	Pre-Filing	Post-Filing
Net Debt(1):	$2,872	$412

WHITING CAPITAL STRUTURE AT EMEGENCE

$750mm RBL

- Initial borrowing base of $750 million
- Estimated $412 million net borrowing outstanding at emergence
- LIBOR + 275-375 with 1% LIBOR floor
- First borrowing base redetermination scheduled for April 1, 2021
- Facility maturity April 1, 2024
- 65% of PDP oil and natural gas hedges in months 1-12 and 35% of PDP oil and natural gas hedges in months 13-24 following emergence

Common Equity

- Approximately 38.1mm shares outstanding(2) and 500mm authorized at emergence
- Existing Whiting shareholders to receive 1 new share of common stock for approximately every 75 shares previously owned

Source: WLL Disclosure Statement.

(1) Post-filing debt reflects most recent estimate as of September 1, 2020. Net debt reflects pre-filing cash of $566mm and post-filing cash of $13mm, which is net of near-term working capital payments. Net debt excludes capital lease obligations and letters of credit.

(2) Approximately 3.1mm incremental shares are reserved for potential future distribution to certain general unsecured claimants.

WHITING NYSE: WLL 10

Opportunity-Rich Consolidation Landscape Value-Enhancing Opportunity Set Williston Basin Locator Map Whiting uniquely positioned to consider value-enhancing consolidation in the Williston Basin Low-leverage capital structure positions Whiting as a desirable M&A counterparty Would target Tier 1 Williston Basin acreage to enhance efficiencies in the Whiting portfolio Focused on protecting the balance sheet at all costs Deep M&A experience among management and Board of Directors, with a track record of leading successful transactions Commitment to maintaining a low-cost structure over the long-term to maximize margins and preserve capital Deliver long-term, repeatable growth via inventory at attractive breakeven pricing Consolidation to be viewed through the lens of increasing and accelerating the top priority of maximizing shareholder value Whiting Acreage Montana North Dakota Note: Southern Pronghorn Whiting acreage not shown Source: Enverus.

Downside Protection Enhances Cash Flow Visibility OIL NATURAL GAS

Business Plan Submitted on June 29, 2020 Benchmark pricing as of 5/26/20. Wells frac’d and placed on production (“POP”) in prior 2021 business plan reflect all DUC wells. NOTICE TO RECIPIENTS: The following is a summary of the 2021 business plan submitted on June 29, 2020. New management has not confirmed the reasonableness of such numbers and does not expect to provide guidance prior to the release of 3rd quarter earnings in early November 2020 Benchmark Pricing(1) WTI Oil ($/Bbl) $38.03 Mt. Belvieu Propane ($/Boe) $18.11 Henry Hub Gas ($/Mcf) $2.67 Realized Pricing WTI Oil ($/Bbl) $33.99 Mt. Belvieu Propane ($/Boe) $8.10 Henry Hub Gas ($/Mcf) $0.67 Operating Expenses ($mm) $320 Operating Expenses / Boe $10.10 Cash G&A ($mm) $62 Capital Expenditures ($mm) $44 Wells Spud / Frac’d / POP 0 / 13 / 13(2) Average Daily Production Oil (Mbo/d) 49 NGL (Mboe/d) 19 Gas (Mboe/d) 20 EBITDA ($mm) $300 Previous 2021E (calendar year) BUSINESS PLAN